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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Jones Intercable, Inc. et al Profit Sharing/Retirement Plan dated May 28, 1999 included in this Form 11-K and the Registration Statement in Form S-8 (No. 33-52813).


/s/ Arthur Andersen LLP
Denver, Colorado,
 June 28, 1999.

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